Motley Fool 100 Index ETF

A series of The RBB Fund, Inc.

Cboe BZX: TMFC

SUMMARY PROSPECTUS

December 31, 2024

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information (“SAI”), reports to shareholders and information about the Fund at https://www.fooletfs.com/resources.html. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to prospectus@foolfunds.com. The Fund’s Prospectus, dated December 31, 2024, and the Fund’s SAI, dated December 31, 2024, each as may be amended from time to time, are incorporated by reference into this Summary Prospectus.

Motley Fool 100 Index ETF

Summary Section

Investment Objective

The Motley Fool 100 Index ETF (the “Fool 100 Fund”) seeks investment results that correspond (before fees and expenses) generally to the total return performance of the Motley Fool 100 Index (the “Fool 100 Index” – for more on this, see the “Principal Investment Strategies” section).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fool 100 Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.50%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.50%

Example

This Example is intended to help you compare the cost of investing in the Fool 100 Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fool 100 Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Fool 100 Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$51	$160	$280	$628

Portfolio Turnover

The Fool 100 Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fool 100 Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fool 100 Fund’s performance. For the fiscal year ended August 31, 2024, the Fool 100 Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategies

The Fool 100 Fund is an exchange-traded fund (“ETF”) and employs a “passive management” – or indexing – investment approach designed to track the total return performance, before fees and expenses, of the Fool 100 Index. Motley Fool Asset Management, LLC (the “Adviser” or “Motley Fool”) serves as the investment adviser to the Fool 100 Fund. The Fool 100 Index was developed by The Motley Fool, LLC (“TMF”), an affiliate of the Adviser.

The Motley Fool 100 Index

The Fool 100 Index was established by TMF in 2017 and is a proprietary, rules-based index designed to track the performance of the 100 largest, most liquid U.S. companies that have been recommended by TMF’s analysts and newsletters.

To be eligible for inclusion in the Fool 100 Index, a company must be among the 100 largest domestic firms by market capitalization in TMF’s “recommendation universe.” That recommendation universe includes all companies domiciled in the United States that are either active recommendations of a newsletter published by TMF or are among the 150 highest rated U.S. companies in TMF’s analyst opinion database.

Each of the 100 largest company’s share of the Fool 100 Index (or “weighting”) is set to equal the company’s share of all Fool 100 Index companies’ aggregate market value. The Fool 100 Index is reconstituted and rebalanced quarterly. From time to time, the Fool 100 Index may include more or less than 100 companies as a result of events such as acquisitions, spin-offs and other corporate actions.

The Fool 100 Index is calculated and administered by Solactive AG (the “Index Calculation Agent”), which is not affiliated with the Fool 100 Fund, the Adviser or TMF. Additional information regarding the Fool 100 Index, including its value, is available on the websites of the Fool 100 Index at www.fool100.com and the Index Calculation Agent, at www.solactive.com.

The Fool 100 Fund’s Investment Strategy

Under normal circumstances, at least 80% of the Fool 100 Fund’s total assets (exclusive of any collateral held from securities lending) will be invested in the component securities of the Fool 100 Index. The Adviser expects that, over time, if it has sufficient assets, the correlation between the Fool 100 Fund’s performance and that of the Fool 100 Index, before fees and expenses, will be 95% or better.

The Fool 100 Fund will generally use a “replication” strategy to achieve its investment objective, meaning it generally will invest in all of the component securities of the Fool 100 Index. However, the Fool 100 Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Fool 100 Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Fool 100 Index as a whole, when the Adviser believes it is in the best interests of the Fool 100 Fund (e.g., when replicating the Fool 100 Index involves practical difficulties or substantial costs, a Fool 100 Index constituent becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations that apply to the Fool 100 Fund but not to the Fool 100 Index).

The Fool 100 Fund generally may invest up to 20% of its total assets (exclusive of any collateral held from securities lending) in securities or other investments not included in the Fool 100 Index, but which the Adviser believes will help the Fool 100 Fund track the Fool 100 Index. For example, the Fool 100 Fund may invest in securities that are not components of the Fool 100 Index to reflect various corporate actions and other changes to the Fool 100 Index (such as reconstitutions, additions and deletions).

The Fool 100 Fund is non-diversified for the purposes of the Investment Company Act of 1940, as amended (“1940 Act”), which means that the Fool 100 Fund may invest in fewer securities at any one time than a diversified fund. To the extent the Fool 100 Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry, the Fool 100 Fund will concentrate its investments to approximately the same extent as the Fool 100 Index. As of August 31, 2024, securities in the communication services, consumer discretionary, financials, health care, and information technology sectors represented a significant portion of the Fool 100 Index.

The Fool 100 Fund may also seek to increase its income by lending securities.

The Fool 100 Fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”).

Principal Investment Risks

The value of the Fool 100 Fund’s investments may decrease, which will cause the value of the Fool 100 Fund’s Shares to decrease. As a result, you may lose money on your investment in the Fool 100 Fund, and there can be no assurance that the Fool 100 Fund will achieve its investment objective. The Fool 100 Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fool 100 Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

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Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to the Fool 100 Fund’s assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fool 100 Fund, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent the Fool 100 Fund’s investors from purchasing, redeeming or exchanging shares or receiving distributions. The Fool 100 Fund and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fool 100 Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fool 100 Fund or its service providers may adversely impact and cause financial losses to the Fool 100 Fund or its shareholders. Issuers of securities in which the Fool 100 Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyberfailures.

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Equity Markets Risk. The equity securities held in the Fool 100 Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fool 100 Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stocks and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

●	ETF Risk. The Fool 100 Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

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Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fool 100 Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fool 100 Fund Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Fool 100 Fund Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares of the Fool 100 Fund in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Fund Shares.

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Secondary Market Trading Risk. Although Shares are listed on a national securities exchange, the Cboe BZX Exchange, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

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Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fool 100 Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

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Index Rankings and Methodology Risk. The Fool 100 Index is comprised of the 100 largest U.S. companies that are either active recommendations of TMF’s newsletter or are among the 150 highest rated U.S. companies in TMF’s analyst opinion database, and are weighted based on their market value relative to the total market value of other companies in the Fool 100 Index. Factors used by TMF’s analysts in their qualitative and quantitative analysis of companies included in the Fool 100 Index, and the weight placed on those factors, may not be predictive of a security’s value and, thus, have an adverse effect on the Fool 100 Fund. In addition, changes in TMF’s recommendations or rankings methodologies may have an adverse effect on the Fool 100 Fund. Factors that affect a security’s value can change over time, and these changes may not be reflected in the Fool 100 Index methodology. Moreover, the methodology and the calculation of the Fool 100 Index could be subject to errors. If the composition of the Fool 100 Index reflects such errors, the Fool 100 Fund’s portfolio can be expected to reflect the errors, too.

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Large-Capitalization Investing Risk. Investments in securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.

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Market Risk. The trading prices of equity securities and other instruments fluctuate in response to a variety of factors including economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. The Fool 100 Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

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Non-Diversification Risk. The Fool 100 Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities. Since the Fool 100 Fund is non-diversified, its NAV, market price and total returns may fluctuate or fall more than a diversified fund. Gains or losses on a single stock may have a greater impact on the Fool 100 Fund.

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Passive Investment Risk. The Fool 100 Fund is not actively managed and the Adviser does not attempt to take defensive positions in any market conditions, including adverse markets. The Fool 100 Fund and its Adviser will not sell shares of an equity security due to current or projected underperformance of a security, industry, or sector, unless that security is removed from the Fool 100 Index or the selling of shares of that security is otherwise required upon a reconstitution of the Fool 100 Index as addressed in the Index methodology.

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Portfolio Turnover Risk. In seeking to replicate the Fool 100 Index, which is adjusted and rebalanced quarterly, the Fool 100 Fund may incur relatively high portfolio turnover. High portfolio turnover may result in increased transaction costs and may lower Fund performance.

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Sector Risk. To the extent the Fool 100 Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

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Communication Services Sector Risk. Companies in the communications sector may be affected by industry competition, substantial capital requirements, government regulation, cyclicality of revenues and earnings, obsolescence of communications products and services due to technological advancement, a potential decrease in the discretionary income of targeted individuals and changing consumer tastes and interests.

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Consumer Discretionary Sector Risk. Companies in the consumer discretionary sector can be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

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Financial Sector Risk. The operations and businesses of financial services companies are subject to extensive governmental regulation, the availability and cost of capital funds, and interest rate changes. General market downturns may affect financial services companies adversely.

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Health Care Sector Risk. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by regulatory changes. Other risk factors include rising costs of medical products and services, pricing pressure and limited product lines, loss or impairment of intellectual property rights and litigation regarding product or service liability.

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Information Technology Sector Risk. In addition to market or economic factors, companies in the information technology sector and companies that rely heavily on technology are particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition.

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Securities Lending Risk. The Fool 100 Fund may lend portfolio securities to institutions, such as certain broker-dealers. The Fool 100 Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

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Tracking Error Risk. As with all index funds, the performance of the Fool 100 Fund and its Index may differ from each other for a variety of reasons. For example, the Fool 100 Fund incurs operating expenses and portfolio transaction costs not incurred by the Fool 100 Index. In addition, the Fool 100 Fund may not be fully invested in the securities of the Fool 100 Index at all times or may hold securities not included in the Fool 100 Index.

Performance Information: The bar chart and performance table illustrate the risks and volatility of an investment in the Fool 100 Fund. The bar chart shows the changes in performance of the Fool 100 Fund from year to year. The table illustrates how the Fool 100 Fund’s average annual total returns for the one-year, five-year, and since-inception periods compare with those of a broad measure of market performance and the Fool 100 Index. Past performance, both before and after taxes, does not necessarily indicate how the Fool 100 Fund will perform in the future. Updated performance information is available online at www.fooletfs.com.

Total Returns for the Calendar Years Ended December 31

Best Quarter: 26.83% in the quarter ended June 30, 2020
Worst Quarter: -21.72% in the quarter ended June 30, 2022

The year-to-date total return for the nine months ended September 30, 2024 was 26.00%.

PERFORMANCE TABLE
(Average annual total returns for the periods ended December 31, 2023)

Fool 100 Fund	1 Year	5 Years	Since Inception, January 29, 2018
Return Before Taxes	46.72%	19.43%	14.98%
Return After Taxes on Distributions	46.62%	19.34%	14.88%
Return After Taxes on Distributions and Sale of Fund Shares	27.72%	15.86%	12.19%
Motley Fool 100 Index (reflects no deduction for fees, expenses or taxes)	47.32%	20.03%	15.54%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	11.00%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fool 100 Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser

Motley Fool Asset Management, LLC serves as the investment adviser.

Portfolio Managers

Team Member	Primary Titles	Start Date with Fund
Bryan Hinmon, CFA®	Chief Investment Officer, Senior Portfolio Manager	Inception (January 29, 2018)
Anthony Arsta, CFA®	Portfolio Manager	Inception (January 29, 2018)
Charles L. Travers, Jr.	Portfolio Manager	January 3, 2023

Purchase and Sale of Fund Shares

Shares are listed on the Exchange, and investors can only buy and sell Shares through brokers or dealers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information on the Fool 100 Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available on the Fund’s website at www.fooletfs.com. The median bid-ask spread for the Fool 100 Fund’s most recent fiscal year was 0.06%.

The Fool 100 Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. Creation Units generally consist of 25,000 Shares, though this may change from time to time. The Fool 100 Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fool 100 Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is made through an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Fool 100 Fund’s investment adviser, or its affiliates may pay Intermediaries for certain activities related to the Fool 100 Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fool 100 Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fool 100 Fund over another investment. Any such arrangements do not result in increased Fool 100 Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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